BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

BCSIX (Investor Shares), BCSSX (Institutional Shares)

(the “Fund”)

Supplement dated February 23, 2026 to the Fund’s Summary Prospectuses,

Prospectuses and Statement of Additional Information dated August 1, 2025

Portfolio Manager Change

This Supplement is to give notice of the following Portfolio Manager Change to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information.

Effective February 28, 2026, Mr. Daman C. Blakeney will no longer serve as part of the portfolio management team for The Brown Capital Management Small Company Fund. Accordingly, the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are hereby amended to remove all references to Mr. Blakeney as of that date.

For more information regarding this Supplement please call 1-877-892-4BCM.

Brown Capital Management Mutual Funds

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE